UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2024

Nogin, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 E. 34th St, Ste 137

New York, NY

(Address of principal executive offices)

10016

(Zip Code)

(949) 222-0209
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 21, 2024, Grant Thornton LLP (“Grant Thornton”) resigned as our independent registered public accounting firm, effective immediately. The reports of Grant Thornton on our financial statements for each of the two fiscal years ended December 31, 2021 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of our financial statements for the fiscal years ended December 31, 2021 and December 31, 2022, and during the subsequent period through March 21, 2024, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in their report. During the fiscal years ended December 31, 2021 and December 31, 2022 and the subsequent period through March 21, 2024, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Grant Thornton with a copy of the disclosures contained in this Current Report on Form 8-K and requested that Grant Thornton furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of Grant Thornton’s letter, dated March 27, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

As previously disclosed, on December 5, 2023, the Company and certain of its subsidiaries filed a voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at www.donlinrecano.com/nogin, a website administered by Donlin, Recano & Company, Inc., a third-party bankruptcy claims and noticing agent. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference herein. The contemplated restructuring in the Chapter 11 Cases does not provide for any distribution to holders of the Company’s common stock in their capacity as such and the Company’s common stock and as a result warrants are effectively worthless.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description

16.1	Letter of Grant Thornton LLP, dated March 27, 2024, to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2024

NOGIN, INC.

By:	/s/ Jonathan S. Huberman
Name:	Jonathan S. Huberman
Title:	Chief Executive Officer and President

2